SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: June 13, 2005
(Date of earliest event reported)

Umpqua Holdings Corporation
 (Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

One SW Columbia, Suite 1200
Portland, Oregon 97258
 (address of Principal Executive Offices)(Zip Code)

(503) 546-2491
 (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

     On June 13, 2005, Umpqua Holdings Corporation entered into a 2005 Executive Deferred Compensation Agreement with William Fike, President of Umpqua Bank's California Region pursuant to which Mr. Fike is permitted to defer a portion of his annual compensation. Umpqua will establish an account of the deferrals, which will be credited with interest at the end of each year. The interest credited is equal to the 5-year Treasury Constant Maturity as of the last business day of the preceding year.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION
(Registrant)

Dated: June 16, 2005	By: /s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary